UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — September 7, 2011

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

As Assured Guaranty Ltd. (“AGL”) previously announced on August 29, 2011, Dominic J. Frederico, its President and Chief Executive Officer, is scheduled to speak at the Keefe, Bruyette & Woods 2011 Insurance Conference on Wednesday, September 7, 2011 at 9:30 a.m. Eastern Time.  Mr. Frederico’s presentation will include comments regarding the publication by Standard & Poor’s Ratings Services of its Bond Insurance Rating Methodology and Assumptions on August 25, 2011.  Shortly before the presentation begins, AGL will make available on its website at http://www.assuredguaranty.com/presentations a link to the webcast of the presentation and a copy of the related slides.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE: September 7, 2011

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